SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 4


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 12, 1994
                        (Date of earliest event reported)

                                PC ETCETERA, INC.
               (Exact name of Registrant as specified in charter)


           Delaware                      0-17419                13-3260705
       (State or other            (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                  462 Seventh Avenue, New York, New York 10018
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (212) 736-5870

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired.

               (i)   Balance Sheet of ACE as of June 30, 1994;

               (ii) Statement of Operations of ACE for the six months ended June 30, 1994 and 1993;

               (iii) Statement of Cash Flows of ACE for the six months ended
                     June 30, 1994 and 1993;

               (iv)  Balance Sheets of ACE as of December 31, 1993 and 1992;

               (v) Statements of Income of ACE for the years ended December 31, 1993, 1992 and 1991;

               (vi) Statements of Cash Flows of ACE for the years ended December 31, 1993, 1992 and 1991.


No separate financial information is presented with respect to Adar International, Inc. ("Adar") since the Company only acquired limited assets of Adar which were not "significant" within the meaning of the rules and regulations of the Securities and Exchange Commission.


          (b)  Pro Forma Financial Information

               (i) Pro Forma Consolidated Balance Sheet of the Company as of June 30, 1994;

               (ii) Pro Forma Consolidated Statement of Operations of the Company for the six months ended June 30, 1994;

               (iii) Pro Forma Consolidated Statement of Operations of the
                     Company for the year ended December 31, 1993.


The pro forma financial information does not include financial information with respect to Adar for the reason set forth above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PC ETCETERA, INC.


Dated: May 16, 1996                       By:/s/ Terry I . Steinberg
                                             ----------------------------
                                             Terry I. Steinberg, President

ITEM 7 (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                          NOTES TO FINANCIAL STATEMENTS

The financial information herein as of June 30, 1994 and for the six months ended June 30, 1994 and 1993 is unaudited. However, in the opinion of management, such information reflects all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the periods being reported. Additionally, it should be noted that the accompanying condensed financial statements do not purport to contain complete disclosures in conformity with generally accepted accounting principles.


The financial statements presented reflect the historical financial data of the Ace Division of Elron Electronic Industries Ltd. before the acquisition by PC Israel.


The property and equipment acquired was valued at the fair market value and represents certain computers. The substantial increase in accounts payable and accrued expenses from December 31, 1993 to June 30, 1994 is primarily related to salary increases given to employees. In accordance with Israel law, for each salary increase given to employees, the accrued vacation liability is increased to the new rates retroactively.

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                                  BALANCE SHEET
                                  JUNE 30, 1994
                                   (UNAUDITED)

ASSETS:

CURRENT ASSETS:


CASH AND CASH EQUIVALENTS                                             $     911
ACCOUNTS RECEIVABLE                                                     359,039
                                                                      ---------
PREPAID EXPENSES                                                         39,245
                                                                      ---------
       TOTAL CURRENT ASSETS                                             399,195
                                                                      ---------
PROPERTY AND EQUIPMENT:

PROPERTY AND EQUIPMENT                                                  517,397
LEASEHOLD IMPROVEMENTS                                                  209,110
                                                                      ---------
                                                                        726,507

LESS:  ACCUMULATED DEPRECIATION                                        (601,638)
                                                                      ---------
       TOTAL PROPERTY AND EQUIPMENT                                     124,869
                                                                      ---------

TOTAL ASSETS                                                          $ 524,064
                                                                      =========

LIABILITIES AND STOCKHOLDER'S EQUITY:

CURRENT LIABILITIES

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                                 $ 266,046
PAYROLL TAXES PAYABLE                                                    57,098
DEFERRED REVENUE                                                         19,950
                                                                      ---------
       TOTAL LIABILITIES                                                343,094
                                                                      ---------

STOCKHOLDERS' EQUITY:

HEAD OFFICE                                                             180,970
                                                                      ---------
       TOTAL STOCKHOLDERS' EQUITY                                       180,970
                                                                      ---------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 524,064
                                                                      =========

                 ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD
                             STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)

                                                          1994           1993
                                                       ---------      ---------

REVENUES                                               $ 347,830      $ 814,410
COST OF REVENUES                                          18,114        400,430
                                                       ---------      ---------
GROSS PROFIT                                             329,716        413,980
                                                       ---------      ---------

RESEARCH AND DEVELOPMENT EXPENSES (NET)                  419,018        857,420
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES             376,669        531,952
                                                       ---------      ---------
OPERATING (LOSS)                                        (465,971)      (975,392)

OTHER INCOME                                              25,853         73,755
                                                       ---------      ---------

NET (LOSS)                                             $(440,118)     $(901,637)
                                                       =========      =========

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                             STATEMENT OF CASH FLOWS
                        FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)

                                                                 1994         1993

Cash Flows from Operating Activities:

     Net  (loss)                                            ($440,118)   ($901,637)

Adjustments to Reconcile Net (Loss) to
     Net Cash Provided by (Used In) Operating Activities:
        Depreciation and Amortization                          46,107       32,326

Changes In Operating Assets and Liabilities:
(Increase)  Decrease in Accounts Receivable                    (7,747)      85,855
Decrease in Other Receivable and Prepayments                  122,625      228,596
(Decrease) in Accounts Payable                                 (3,452)     (14,200)
(Decrease) in Payroll and Related Expenses                       (526)      (1,187)
(Decrease) in Other Payables and Accrued Expenses             (34,629)     (15,237)
Increase in Head Office                                       150,854      502,174
Increase (Decrease) in Severance Pay                          173,840      (30,718)

                                                             ---------------------
    Net Cash Provided by  (Used in) Operating Activities        6,954     (114,028)
                                                             ---------------------

Cash Flows From Investing Activities:
(Purchase) Disposal of Fixed Assets                            (7,515)     113,579
                                                             ---------------------
   Net Cash Provided by  (Used In) Investing Activities        (7,515)     113,579
                                                             ---------------------

Cash Flows From Financing Activities:                               0            0
                                                             ---------------------
     Net Cash Provided by Financing Activities                      0            0
                                                             ---------------------

Net Decrease in Cash and Cash Equivalents                        (561)        (449)
Cash and Cash Equivalents, Beginning of Period                  1,472        1,921
                                                             =====================
Cash and Cash Equivalents, End of Period                         $911       $1,472
                                                             =====================

       SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for
     Interest (Net of Amount Capitalized)                          $0           $0
     Income Taxes                                                  $0           $0

  SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND
                FINANCING ACTIVITIES

NONE

          DISCLOSURE OF ACCOUNTING POLICY
For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents.

                              FINANCIAL STATEMENTS

                             as of December 31, 1993

                       ELRON ELECTRONIC INDUSTRIES LTD. -
                                  ACE DIVISION

                                    CONTENTS

                                                                            Page

INDEPENDENT AUDITORS' REPORT                                                   2

FINANCIAL STATEMENTS

Balance Sheets as of December 31, 1993 and 1992                                3

Statement of Income for the years ended December 31, 1993, 1992 and 1991       4

Statement of Cash Flows for the years ended December 31, 1993, 1992 and 1991   5

Notes to the Financial Statements                                           6-11

                                    # # # # #

                          INDEPENDENT AUDITORS' REPORT

                 (Extended form to comply with U. S. Standards)

We have audited the balance sheets of ELRON ELECTRONIC INDUSTRIES LTD. -ACE DIVISION (the "Division) (the "Company") as of December 31, 1993 and 1992 and the statements of income and cash flows for the years ended December 31, 1993, 1992 and 1991. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, including those prescribed by the Auditors' (Mode of Performance) Regulations (Israel),1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of the Division as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years ended December 31, 1993, 1992 and 1991, in conformity with accounting principles generally accepted in Israel and in the United States(as applicable to the financial statements of the Division, such accounting principles are practically identical).

                                                        Luboshitz, Kasierer & Co
                                           Certified Public Accountants (Israel)

Tel-Aviv, Israel

March 9, 1994 except with respect to notes 1, 2, 7, 12, 15 and statement of cash flow which the date is November 30, 1995.

================================================================================

BALANCE SHEETS
================================================================================
(In U S dollars)

                                                              DECEMBER 31
                                                      --------------------------
                                             Note       1993              1992
                                             ----       ----              ----

CURRENT ASSETS

 Cash                                                 $  1,472          $  1,921
 Accounts receivable                          (3)      330,971           234,796
 Other receivable and prepayments             (4)      137,064           350,088
                                                      --------          --------
                                                       469,507           586,805
                                                      --------          --------


FIXED ASSETS                                  (5)

Cost                                                   718,992           832,571
Less - accumulated depreciation                        555,531           523,205
                                                      --------          --------
                                                       163,461           309,366
                                                      --------          --------
                                                      $632,968          $896,171
                                                      ========          ========



CURRENT LIABILITIES

 Payroll and related expenses                         $ 30,082          $ 29,534
 Suppliers                                              12,335            25,491
 Other payable and accrued expenses           (6)       90,676           105,249
                                                      --------          --------
                                                        133,09           160,274
                                                      --------          --------


SEVERANCE PAY                                 (7)       29,609            60,327
                                                      --------          --------



HEAD OFFICE                                            470,266           675,570
                                                      --------          --------

                                                      $632,968          $896,171
                                                      ========          ========

================================================================================




The accompanying notes are an integral part of the financial statements.
================================================================================
3  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF INCOME
================================================================================
(In U S. dollars)

                                                        Year ended December 31
                                            ---------------------------------------------------
                                            Note        1993           1992              1991
                                            ----        ----           ----              ----

Revenues from sales and services             (8)      $813,031        $974,107         $402,535

Cost of sales and services                   (9)       421.475         121.157          179.406
                                                      --------        --------         --------

Gross profit                                           391,556         852,950          223,129

Development expenses, net                   (10)       967,285         718,539        1,190,378

General, selling and administrative
expenses                                    (11)       389,416         268.374          337.782
                                                      --------        --------          -------
Loss from operations                                  (965,145)       (133,963)      (1,305,031)

Other expenses                             (12A)        42,172          12,083              --
                                                       -------        --------        ---------

         Net loss                                  $(1,007,317)      $(146,046)   $  (1,305,031)
                                                   ===========       =========    =============



The accompanying notes are an integral part of the financial statements.
================================================================================
4  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF CASH FLOWS
================================================================================
(In U S dollars)


                                                                                       Year ended December 31

                                                                                  1993           1992          1991
                                                                                  ----           ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                                      $(1,007,317)   $  (146,046)   $(1,305,031)
Adjustments to reconcile net loss to net cash used in operating
activities (see below)                                                            234,555       (159,482)        87,706

 Net cash used in operating activities                                           (772,762)      (305,528)    (1,217,325)
                                                                              -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Investment in fixed assets                                                        (29,660)       (81,718)       (47,563)
                                                                              -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Transfers from parent company, net                                                801,973        387,958      1,266,097
                                                                              -----------    -----------    -----------

Increase(decrease)in cash                                                            (449)           712          1,209
                                                                              -----------    -----------    -----------

Cash at the beginning of the year                                                   1,921          1,209           --
                                                                              -----------    -----------    -----------

Cash at the end of the year                                                   $     1,472    $     1,921    $     1,209
                                                                              ===========    ===========    ===========



Adjustments to reconcile net loss to net cash used in operating activities:
  Charges (credits) not affecting cash flows:
   Depreciation                                                               $   133,393    $   146,290    $   134,134

  Increase(decrease) in severance pay, net                                        (30,718)        60,327           --

   Fixed assets written off                                                        12,083         42,173           --

  Changes in operating assets and liabilities:
   Increase in accounts receivable                                                (96,175)       (69,034)      (165,762)
   Increase(decrease)in other receivable
   and prepayment                                                                 213,024       (253,706)       (96,382)

   Increase in payroll and related expenses                                           548         27,519          2,015
   Increase(decrease)in suppliers                                                 (13,156)        25,491           --
   Increase(decrease)in other payable
   and accrued expenses                                                           (14,533)      (108,452)       213,701
                                                                              -----------    -----------    -----------

                                                                              $   234,556    $  (159,482)   $    87,706
                                                                              ===========    ===========    ===========

The accompanying notes are an integral part of the financial statements.
================================================================================
5  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

NOTES TO THE FINANCIAL STATEMENTS
================================================================================
(In U S dollars)

Note 1 - GENERAL

     Elron Electronic Industries Ltd. ("Elron" or "the Company") is an Israeli industrial holding company which operates mainly through affiliates in the fields of advanced technology.

     These statements are the statements of the Company's Ace Division (not a separate legal entity). The Division is engaged in the fields of Computer Based Training (CBT) and User Documentation, mainly for computerized application. The Division develops technologies in these areas and sells services and products using these technologies.

     A major part of the Division's sales are made pursuant to a distributorship agreement with a company in Britain (Isys plc.). Sales in the U.S. are made by a wholly owned subsidiary of Elron (Adar International Inc.). The operations of Adar International Inc. are not included in these statements.

     Elron's financial statements are prepared in U.S. dollars, because the currency of the primary economic environment in which the operations of the Company and its principal affiliates are conducted is the U. S. dollar.

     Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Transactions and balances in other currencies are remeasured into U.S. dollars in accordance with principles identical to those set forth in Statement No. 52 of the Financial Accounting Standards Board of the United States (FASB). Exchange gains and losses from the aforementioned remeasurements are reflected in the statements of operations. The representative rate of exchange prevailing on balance sheet date - U.S.$1 - New Israeli Shekel ("NIS") 2.986 (1992 - NIS 2,764; 1991 - NIS 2,283).

Note 2 - ACCOUNTING POLICIES

     The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are:

       A. FIXED ASSETS

     Fixed assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lease term.

================================================================================
6  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

(In U. S. dollars)

Note 2  -  ACCOUNTING POLICIES (Cont.)

          B.   DEVELOPMENT EXPENSES
               All expenses, net of royalty bearing participations by the Chief Scientist of the Government of Israel, are charged to operations as incurred.

         C        REVENUES

     The Division recognizes revenues from sales of software upon shipment of the product and when collectibility is probable. The Division has no significant obligations to customers subsequent to shipment.

Note 3  - ACCOUNTS RECEIVABLE                                 December 31
                                                             ------------

                                                         1993            1992
                                                      -------         -------

Adar International Inc. (subsidiary of Elron)         194,119         122,434
ISYS plc                                               57,660          28,983
Other                                                  79,192          83,379
                                                      -------         -------
                                                      330,971         234,796
                                                      =======         =======

Note 4 -  OTHER RECEIVABLE AND PREPAYMENTS

                                                              December 31
                                                            --------------
                                                         1993            1992
                                                      -------         -------
Government of Israel (mainly for participation

in research and development)                          108,542         327,622
Employees (1993 - mainly deposit in bank for
general manager loan)                                  15,239           6,400
Prepaid expenses                                       11,883          14,705
Other                                                   1,400           1,361
                                                      -------         -------
                                                      137,064         350,088
                                                      =======         =======








================================================================================
7  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

================================================================================
(In U S dollars)

Note 5 - FIXED ASSETS

                                                     Leasehold          Office       Instruments           Motor            Total
                                                    Improvements      Furniture         and              Vehicles
                                                                         and         Laboratory
                                                                      Equipment       Equipment
                                                    ------------      ---------      ----------          --------        ---------
Cost -

 January 1, 1993                                      209,110           78,380          514,738            30,343          832,571
 Additions                                               --                419           29,241              --
                                                                                                                            29,660

 Disposals                                               --            (43,910)         (99,329)             --            (143,239)
                                                     ---------        --------         --------          --------         --------

December 31, 1993                                     209,110           34,889          444,650           30,343           718,992
                                                     --------         --------         --------          --------         --------

Accumulated
depreciation -
January 1, 1993                                        92,327           45,123          376,850             8,905          523,205
Provision                                              53,028            5,937           68,207             6,220          133,392
Disposals                                                --            (30,484)         (70,582)             --           (101,066)
                                                     --------         --------         --------          --------         --------


December 31, 1993                                     145,355           20,576          374,475            15,125          555,531
                                                     --------         --------         --------          --------         --------

Net book value -
 December 31, 1993                                     63,755           14,313           70,175            15,218          163,461
                                                     ========         ========         ========          ========         ========

Annual rates of
 depreciation (mainly)                                     25%           6%-20%              20%               15%
                                                     ========         ========         ========          ========         ========



================================================================================
8  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

================================================================================
(In U.S. dollars)

Note 6 - OTHER PAYABLES AND ACCRUED EXPENSES

                                                 December 31
                                                 -----------
                                               1993      1992
                                               ----      ----

Accrued vacation pay                          75,302    67,826
Other accrued expenses and deferred income    14,710    37,268
     Other                                       704       155
                                             -------   -------
                                              90,716   105,249
                                              ======   =======

Note 7 - SEVERANCE PAY, NET

     The Division's obligation for payment of severance pay to its employees is mainly discharged by payments to approved funds and to an insurance company under officers' insurance programs. The Division is the owner of the above mentioned insurance policies. The deposits with the provident funds and the insurance programs are not under the control of the Division and therefore are not reflected in the balance sheet.

Note 8 - REVENUES FROM SALES AND SERVICES

                                                        Year ended December 31
                                                     ---------------------------
                                                       1993      1992      1991
                                                       ----      ----      ----

Sales -
Adar  International Inc. (subsidiary of Elron)       200,657   316,220   271,254
ISYS PIc                                             414,238   251,357    14,805
Other                                                140,454   310,673    23,294
                                                     -------   -------   -------
                                                     755,349   878,250   309,353

Services                                              57,682    95,857    93,182
                                                     -------   -------   -------
                                                     813,031   974,107   402,535
                                                     =======   =======   =======


Note 9 - COST OF SALES AND SERVICES

                                                    Year ended December 31
                                             -----------------------------------
                                               1993          1992          1991
                                               ----          ----          ----
  Cost of sales (*)                          400,430       108,127        96,394
  Cost of services                            21,045        13,030        83,012
                                             -------       -------       -------
                                             421,475       121,157       179,406
                                            ========       =======       =======

(*) Including to ISYS plc                    385,561       105,237        12,810
                                            ========       =======       =======


================================================================================
9  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

================================================================================
(In U S dollars)

Note 10 - DEVELOPMENT EXPENSES, NET
================================================================================
Year ended December 31

                                               1993          1992         1991
                                           ----------    ----------   ----------
         Salaries and related expenses        619,693       690,614      873,319
         Subcontractors                        94,406       195,226      211,637
         Depreciation                         121,235       135,733      121,400
         Materials                             55,344        61,475       74,391
         Other                                 10,101        31,792       44,804
                                           ----------    ----------   ----------
                                              900,779     1,114,840    1,325,551
Less - participations received
 (cancellation of provision),
 net (*)                                      (66,506)      396,301      135,173
                                           ----------    ----------   ----------
                                              967,285       718,539    1,190,378
                                           ==========    ==========   ==========

(*) Net of royalties to the
    Government of Israel                       22,822        26,396       21,251
                                           ==========    ==========   ==========


Note 11 - GENERAL, SELLING AND ADMINISTRATIVE EXPENSES

                                                    Year ended December 31

                                             1993           1992          1991
                                           --------       --------      --------

Rent and office maintenance                 129,857        129,858       116,607
Salaries and payroll taxes                   73,426         65,338        73,863
Selling expenses                             54,040         44,687        28,391
Depreciation                                 12,157         10,557        12,734
Other                                        95,257         77,674       106,187
                                           --------       --------      --------
                                            364,737        328,114       337,782


Less - participations received
(cancellation of provision)                 (24,679)        59,740          --
                                           --------       --------      --------

                                            389,416        268,374       337,782
                                           ========       ========      ========


================================================================================
10  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

================================================================================
(In U S dollars)

Note 12 - OTHER EXPENSES

A. Other expenses reflect fixed assets written off.

B. The statements of income include net expenses (net participation) in respect of prior periods in the amount of $57,367 (1992 - $(64,118); 1991 - $77,608).
These net expenses (net participation) result from revising accounting estimates in respect of participation in research and development expenses and other items and were reflected in the relevant income statement items in the year in which they became evident.

Note 13 - COMMITMENTS

A. The Division is committed to pay royalties to the Government of Israel with respect to products in the development for which the Government participated by way of grants. Royalties are computed at the rate of 2% of proceeds from sale of these products and services (including sales by Adar Inc.) up to the amount of such grants.

B. The Division rents office space under a lease expiring on February 28, 1998 (including a renewal option). Annual rental payments are approximately $60,000.

Note 14 - INCOME TAXES

     The Division is not a separate entity for tax purposes and accordingly the financial statements do not reflect a provision for income taxes or tax benefit.

Note 15 - HEAD OFFICE ACCOUNT

                                                           December 31
                                                  ----------------------------
                                                    1993               1992
                                                 ----------         ----------

Balance at the beginning of the year (*)            675,570               --
Net amounts paid by head office
in respect of the division                          801,973            821,616
Net loss                                         (1,007,317)          (146,046)
                                                 ----------         ----------

Balance at the end of the year                      470,226            675,570
                                                 ==========         ==========


(*) Up to December 31, 1991, the Division's assets and liabilities were not separated from Elron's.

                                     * * * *


================================================================================
11 ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

ITEM 7(b)  PRO FORMA FINANCIAL INFORMATION


The following Pro Forma Consolidated Balance Sheet as of June 30, 1994 and Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and the six months ended June 30, 1994 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of PC Etcetera, Inc. and its subsidiaries (the "Company"), and the historical financial statements of the Ace Division of Elron Electronic Industries, Ltd., and should be read in conjunction with the notes thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition transaction occurred on June 30, 1994. The Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and for the six months ended June 30, 1994 were prepared assuming the transaction occurred on January 1, 1993.


The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position or results of operations for future periods.

The pro forma financial information does not give effect to the one-for-five reverse split of the shares of Common Stock effectuated as of April 19, 1995.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                       AND SIX MONTHS ENDED JUNE 30, 1994
                                   (UNAUDITED)

1.       BASIS OF PRESENTATION:


The Company and its wholly-owned Israeli subsidiary, PC Etcetera Israel Ltd. ("PC Israel"), entered into an Asset Purchase Agreement with Elron Electronic Industries, Ltd. ("Elron"), Adar International Inc. ("Adar"), an indirect wholly-owned subsidiary of Elron, and Elron Technologies Inc. ("Technologies"), a wholly-owned subsidiary of Elron, pursuant to which (a) Elron sold to PC Israel substantially all of the assets of its ACE Division ("Ace"), subject to certain disclosed liabilities, and (b) Adar sold to the Company certain assets.


The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition transaction occurred on June 30, 1994. Certain amounts have been reclassified to conform with the current presentation.

The accompanying unaudited Pro Forma Consolidated Statements of Operations are presented as if the acquisition transaction occurred on January 1, 1993.


These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1993 and for the year then ended and as of June 30, 1994 and for the six months then ended. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition by the Company have been made.


     The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position of the Company would have been as of June 30, 1994 or what the actual results of operations of the Company would have been assuming the acquisition had been completed as of January 1, 1993, nor are they necessarily indicative of the results of operations for future periods.


Pursuant to the Asset Purchase Agreement, the Company acquired from Adar an account receivable of $55,000 owing by the Company as well as property and equipment having a value of $10,000. The unaudited pro forma financial statements do not include such assets acquired from Adar, or the operations of Adar, since the assets acquired were not "significant" within the meaning of the rules and regulations of the Securities and Exchange Commission.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                       AND SIX MONTHS ENDED JUNE 30, 1994
                                   (UNAUDITED)


2. ADJUSTMENTS TO HISTORICAL ACE BALANCE SHEET:

     The adjustment column represents assets and liabilities of Ace not acquired by PC Israel.

         The net assets acquired of Ace, at June 30, 1994 are reflected at the fair market value of the assets acquired and were as follows:

          Computer Equipment                          $60,000
          Automobiles                                  15,000
          Accounts Receivable                         359,039
                                                =============
                                                     $424,039
                                                =============



3. ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

     To reflect the value of the softwareacquired of $1,717,286 and the related stock and warrants issued in connection with the acquisition of the assets of Ace. The amortization period for the software is 5 years.

     In connection with the purchase, the Company issued 3,300,000 shares of common stock valued at the fair market value at date of acquisition of $0.42 per share, 488,000 shares of preferred stock valued at the fair market value of $1 per share and 712,000 warrants valued at the fair market value at date of acquisition of $0.04 each. The aggregate value of such securities of $1,902,480 is based upon the following:

          Net assets acquired of Ace                  $424,039
          Software acquired                          1,717,286
          Adar Assets Acquired                          65,000
          Liabilities Assumed                        (151,781)
          Accounts Payable Assumed                   (152,064)
                                                ==============
                                                    $1,902,480
                                                ==============

4. ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS:


(A) To reflect the pro forma amortization expense of software had the acquisition taken place on January 1, 1993. The software is being amortized over a five year period.

(B) Pro forma earnings per share consider the 3,300,000 shares of common stock issued in connection with the acquisition, as if they were issued on January 1, 1993. The effect of the issuance of the 488,000 shares of preferred stock and the 712,000 warrants on pro forma earnings per share was anti-dilutive and, therefore, excluded.

                              PC ETCETERA, INC. AND
                                  SUBSIDIARIES
                             PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                          AS OF JUNE 30, 1994 ( NOTE 1)

                                                                                           ACE
                                         HISTORICAL           ACE           ACE            NET         PURCHASE     PRO FORMA
                                           PC ETC.        HISTORICAL     ADJUSTMENT       ASSETS      ADJUSTMENTS  CONSOLIDATED
                                                                          (NOTE 2)       ACQUIRED       NOTE 3
                                        ---------------------------------------------------------------------------------------
ASSETS:

CURRENT ASSETS:

CASH AND CASH EQUIVALENTS                  $106,335            $911           (911)                           $0       $106,335
ACCOUNTS RECEIVABLE                       1,816,341         359,039                       359,039              0      2,175,380
PREPAID EXPENSES & OTHER
RECEIVABLES                                  87,758          39,245        (39,245)             0              0         87,758
                                        ---------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                 2,010,434         399,195        (40,156)       359,039              0      2,369,473

PROPERTY AND EQUIPMENT:
PROPERTY AND EQUIPMENT
(NOTE 2)                                  1,297,188         517,397       (452,397)        65,000              0      1,372,188
LEASEHOLD IMPROVEMENTS                      222,590         209,110       (209,110)             0              0        222,590
                                        ---------------------------------------------------------------------------------------
                                          1,519,778         726,507       (661,507)        65,000              0      1,594,778
LESS: ACCUMULATED
DEPRECIATION                               (708,563)       (601,638)       601,638              0                      (708,563)
                                        ---------------------------------------------------------------------------------------
     TOTAL PROPERTY AND
              EQUIPMENT                     811,215         124,869        (59,869)        65,000              0        886,215

OTHER ASSETS:
OTHER ASSETS                                 39,489               0                                            0         39,489
SECURITY DEPOSITS                           105,845               0                                            0        105,845
 SOFTWARE                                         0               0                                    1,717,286      1,717,286
                                        ---------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                     145,334               0              0              0      1,717,286      1,862,620
                                        ---------------------------------------------------------------------------------------
TOTAL ASSETS                             $2,966,983        $524,064      ($100,025)       424,039     $1,717,286     $5,108,308
                                        =======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
ACCOUNTS PAYABLE AND
ACCRUED EXPENSES                           $965,339        $266,046         37,799        303,845              0     $1,269,184
PAYROLL TAXES PAYABLE                        81,162          57,098        (57,098)                            0         81,162
LOANS PAYABLE-OTHERS                        719,896               0                                            0        719,896
LOANS PAYABLE-AFFILIATE                      33,333               0                                            0         33,333
CAPITAL EQUIPMENT
OBLIGATIONS                                 129,660               0                                            0        129,660
DEFERRED REVENUE                            125,807          19,950        (19,950)                            0        125,807
                                        ---------------------------------------------------------------------------------------
  TOTAL CURRENT LIABILITIES               2,055,197         343,094        (39,249)       303,845                     2,359,042


OTHER LIABILITIES
CAPITAL EQUIPMENT
OBLIGATIONS                                  86,935               0              0              0              0         86,935
LOANS PAYABLE-BANK                          123,740               0              0              0              0        123,740
                                        ---------------------------------------------------------------------------------------
TOTAL LIABILITIES                         2,265,872         343,094        (39,249)       303,845                     2,569,717
                                        ---------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
COMMON STOCK                                 63,374               0                                       33,000         96,374
PREFERRED STOCK                                   0               0                                          488            488
ADDITIONAL PAID IN CAPITAL                1,374,209               0                                    1,803,992      3,243,201
(ACCUMULATED DEFICIT)                      (736,472)              0                                            0       (736,472)
HEAD OFFICE                                       0         180,970       (180,970)             0              0              0
                                        ---------------------------------------------------------------------------------------
     TOTAL STOCKHOLDERS'
             EQUITY                         701,111         524,064       (180,970)             0      1,837,480      2,538,591
                                        ---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
STOCKHOLDERS'
 EQUITY                                  $2,966,983        $524,064       $220,219        303,845     $1,837,480     $5,108,308
                                        =======================================================================================

                       PC ETCETERA, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                    (NOTE 1)


                                                       HISTORICAL               PRO FORMA
                                              -----------------------------     ADJUSTMENTS               PRO FORMA
                                                 PC ETC.          ACE             NOTE 4                 CONSOLIDATED
                                              ------------------------------------------------------------------------
REVENUES                                          $5,447,049   $   347,830              $0               $  5,794,879
COST OF REVENUES                                   2,428,198        18,114               0                  2,446,312
                                              ------------------------------------------------------------------------
GROSS PROFIT                                       3,018,851       329,716               0                  3,348,567

RESEARCH & DEVELOPMENT EXPENSES (NET)                      0       419,018               0                    419,018
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       2,769,142       376,669         171,729  (A)             3,317,540
                                              ------------------------------------------------------------------------
OPERATING INCOME (LOSS)                              249,709      (465,971)       (171,729)                  (387,991)

OTHER (INCOME)/EXPENSES, NET                          52,785       (25,853)              0                     26,932

                                              ------------------------------------------------------------------------
NET INCOME (LOSS) BEFORE PROVISION FOR               196,924      (440,118)       (171,729)                  (414,923)
INCOME TAXES

PROVISION FOR INCOME TAXES                            11,250             0               0                     11,250
                                              ========================================================================
NET INCOME (LOSS)                                   $185,674     $(440,118)      $(171,729)                 $(426,173)
                                              ========================================================================

EARNINGS PER SHARE                                     $0.03            $0          $(0.05)                    $(0.04)
                                              ========================================================================

WEIGHTED AVERAGE NUMBER OF SHARES                  6,337,308             0       3,300,000  (B)             9,637,308
                                              ========================================================================

                       PC ETCETERA, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993 (NOTE 1)

                                                       HISTORICAL               PRO FORMA
                                              -----------------------------     ADJUSTMENTS               PRO FORMA
                                                 PC ETC.          ACE             NOTE 4                 CONSOLIDATED
                                              ------------------------------------------------------------------------

REVENUES                                          $9,154,564   $   813,031                $0           $  9,967,595
COST OF REVENUES                                   3,803,622       421,475                 0              4,225,097
                                              ----------------------------------------------------------------------
GROSS PROFIT                                       5,350,942       391,556                 0              5,742,498

RESEARCH & DEVELOPMENT EXPENSES (NET)                      0       967,285                 0                967,285
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       4,683,002       389,416           343,457 (A)          5,415,875
                                              ----------------------------------------------------------------------
OPERATING INCOME (LOSS)                              667,940     (965,145)         (343,457)              (640,662)

OTHER (INCOME)/EXPENSES, NET                         110,665        42,172                 0                152,837
                                              ======================================================================
NET INCOME (LOSS)                                   $557,275  $(1,007,317)        $(343,457)             $(793,499)
                                              ======================================================================

EARNINGS PER SHARE                                     $0.09            $0           $(0.10)                $(0.08)
                                              ======================================================================

WEIGHTED AVERAGE NUMBER OF SHARES                  6,337,308             0         3,300,000 (B)          9,637,308
                                              ======================================================================